UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2022

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Innovation Court, Suite J

Delaware, Ohio 43015

(Address of Principal Executive Offices) (ZIP Code)

(740) 363-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 25, 2022 and in connection with the termination of the Mesirow Purchase Agreement and the CAI Purchase Agreement, each as defined and described in Item 1.02 below, W.S. Badcock Corporation, a Florida corporation (“Badcock”) and an indirect wholly-owned subsidiary of Franchise Group, Inc., a Delaware corporation (the “Company”), entered into separate Purchase and Sale Agreements (each, a “Purchase Agreement” and, together, the “Purchase Agreements”) with Oak Street Real Estate Capital Net Lease Property Fund (Collector), LP (the “Purchaser”) for the sale of certain parcels of land on which Badcock operates its corporate headquarters and distribution centers, respectively (each, a “Property” and collectively, the “Properties”), subject to the terms and conditions contained in each such Purchase Agreement (each, a “Sale Transaction”). In consideration for the sale of the corporate headquarters Properties, Badcock will be entitled to receive $23,500,000 in cash at closing, and in consideration for the sale of the distribution center Properties, Badcock will be entitled to receive $150,000,000 in cash at closing, in each case subject to certain adjustments (the proceeds from each such Sale Transaction being referred to as “Sale Transaction Proceeds”). Additionally, the Company entered into a joinder agreement solely with respect to the Purchase Agreement for the distribution center Properties, whereby the Company agreed to be bound by and guaranty the terms and obligations set forth therein. The Purchaser has 30 days following the execution of each Purchase Agreement to conduct its due diligence and an additional 5 days to close, and the Purchaser may terminate either (or both) Purchase Agreements during the due diligence period.  The closing under each Purchase Agreement is not cross conditioned on the closing under the other Purchase Agreement. Upon the closing of each Sale Transaction, the Company anticipates using all or a portion of the Sale Transaction Proceeds from such Sale Transaction to repay a portion of its existing indebtedness.

Upon the closing of each Sale Transaction, Badcock will enter into lease agreements with respect to the Properties subject to such Sale Transaction (each, a “Lease” and collectively, the “Leases”) to lease back each such Property from the Purchaser or an affiliate thereof (each, a “Lease Transaction” and together with each Sale Transaction, the “Transactions”). The terms of the Leases are to be negotiated between the parties prior to the closing of the applicable Transaction, and each party has the right to terminate the applicable Transaction if the parties are unable to reach agreement on the Leases. Each Lease will provide that Badcock will lease the applicable Property for 17 years, with three five-year renewal options. Annual rents under the Leases will generally be consistent with market rates for the respective geographic areas.

Each Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type, including without limitation, representations and warranties by (a) Badcock and the Company, as applicable, regarding, among other things, (i) Badcock’s and the Company’s corporate organization and capitalization, (ii) the accuracy of Badcock’s and the Company's financial statements provided to the Purchaser and (iii) compliance with law and (b) the Purchaser regarding, among other things, its corporate organization. Subject to the provisions of each Purchase Agreement, Badcock has agreed to indemnify the Purchaser and its affiliates for losses resulting from breaches of representations, warranties and covenants of Badcock in such Purchase Agreement. Badcock’s indemnification obligations are subject to various limitations, including, among other things, caps and time limitations.

The description of each Purchase Agreement is qualified in its entirety by reference to the text of the document that will be filed with the quarterly report on Form 10-Q of the Company for the quarter ending June 25, 2022.

Item 1.02. Termination of a Material Definitive Agreement

As previously disclosed, on April 15, 2022, Badcock entered into a Purchase and Sale Agreement (the “Mesirow Purchase Agreement”) with Mesirow Realty Sale-Leaseback, Inc., an Illinois corporation (the “Mesirow Purchaser”), for the sale of certain parcels of land on which Badcock operates its distribution centers. Under the terms of the Mesirow Purchase Agreement, a copy of which was filed as Exhibit 2.10 to the Company’s Quarterly Report on Form 10-Q for period ended March 26, 2022, the Mesirow Purchaser had the right to terminate the Mesirow Purchase Agreement on or prior to the expiration of a “Due Diligence Period”. The Company and Badcock received a notice of termination from the Mesirow Purchaser terminating the Mesirow Purchase Agreement in accordance with its terms.

As previously disclosed, on April 26, 2022, Badcock entered into a Purchase and Sale Agreement (the “CAI Purchase Agreement”) with CAI Investments Sub Series 100, LLC, a Nevada limited liability company (the “CAI Purchaser”), for the sale of certain parcels of land on which Badcock operates its corporate headquarters. Under the terms of the CAI Purchase Agreement, a copy of which was filed as Exhibit 2.11 to the Company’s Quarterly Report on Form 10-Q for period ended March 26, 2022, the CAI Purchaser had the right to terminate the CAI Purchase Agreement on or prior to the expiration of a specified “Due Diligence Period”. In accordance with the terms of the CAI Purchase Agreement, the Company and Badcock received a notice of termination from the CAI Purchaser terminating the CAI Purchase Agreement in accordance with its terms.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, including closing conditions to the Transactions not being achieved, the occurrence of any event, change or other circumstance that could give rise to the termination of either or both Purchase Agreements, the effect of the announcement or pendency of the Transactions on business relationships, the sale or the value received of additional Badcock real estate, ongoing landlord-tenant relationships or disputes, the amount of debt the Company may repay, or expected performance or achievements being materially different from any anticipated results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Please refer to the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the period ended December 25, 2021, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: May 25, 2022	By:	/s/ Eric Seeton
	Name:	Eric Seeton
	Title:	Chief Financial Officer